UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2010

Body Central Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34906	14-1972231
(State of Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

6225 Powers Avenue

Jacksonville, FL 32217

(Address of Principal Executive Offices, Including Zip Code)

(904) 737-0811

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 18, 2010, Body Central Corp. issued a press release announcing financial results for the fiscal quarter ended October 2, 2010. A copy of the press release is furnished with this report as Exhibit 99.1. The information in this report, including Exhibit 99.1, is furnished in accordance with SEC Release No. 33-8216 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by Body Central Corp. dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.

By:	/s/ Richard L. Walters
Richard L. Walters
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Body Central Corp. dated November 18, 2010.